ROSCOE POSTLE ASSOCIATES INC. **www.rpacan.com**

Suite 304
595 Howe Street,
Vancouver, BC V6C 2T5
Tel: (604) 602-6767
Fax: (604) 602-0235
Email: drennie@rpacan.com

CONSENT OF AUTHOR

TO: US SECURITIES AND EXCHANGE COMMISSION

I, David W. Rennie, P.Eng., do hereby consent to the inclusion in the regulatory filing, of the extracts from of the technical report titled Technical Report on the Pebble Deposit, Alaska, USA in progress (the "Technical Report") in the written disclosure in the Form 20-F of Northern Dynasty Minerals Ltd. being filed.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the Form 20-F of Northern Dynasty Minerals Ltd. contains any misrepresentation of the information contained in the Technical Report.

Name of Qualified Person:
David W. Rennie, P.Eng.

PROFESSIONAL
PROVINCE OF BRITISH COLUMBIA
D. W. RENNIE
ENGINEER

Signature of Qualified Person
Dated this 21st day of March, 2005.